PURCHASE OPTION AGREEMENT

                                     AMONG

                            MONARCH PROPERTIES, LP,

                        INTEGRATED HEALTH SERVICES, INC.

                                      AND

                             LYRIC HEALTH CARE LLC

                           DATED AS OF JUNE __, 1998



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Section                                                                     Page

                                TABLE OF CONTENTS

Section                                                                     Page

1.  Grant of Option............................................................2
2.  Option Period; Option Deposits.............................................2
3.  Exercise of the Option.....................................................2
4.  Sale and Purchase of the Properties........................................3
5.  Purchase Price.............................................................3
6.  Purchase Option Deposits...................................................4
7.  Survey and Engineering.....................................................5
8.  Examination of Title.......................................................5
9.  Option Closing and Option Closing Date; Transaction Costs and Expenses.....6
10. Seller's Representations and Warranties....................................7
11. Settlement Requirements....................................................8
12. Covenants and Agreements of Seller.........................................8
13. Defaults...................................................................9
14. Notices....................................................................9
15. Assignment and Binding Effect.............................................10
16. Evidence of Title.........................................................10
17. General Provisions........................................................10
18. Survival of Provisions....................................................11
19. Severability..............................................................11
20. Governing Law.............................................................11
21. Memoranda of Purchase Option..............................................11
22. Agreements and Covenants by Lyric.........................................11


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                            PURCHASE OPTION AGREEMENT

     THIS PURCHASE OPTION AGREEMENT (this "Option Agreement") is made and entered into as of the ____ day of June, 1998 among Integrated Health Services, Inc., a Delaware corporation, with principal offices at 10065 Red Run Boulevard, Owings Mills, Maryland 21117 ("Seller"), Monarch Properties, LP, a Delaware limited partnership, with principal offices at 8889 Pelican Bay Boulevard, Naples, Florida 34108 ("Buyer") and Lyric Health Care LLC, a Delaware limited liability company, with principal offices at 10065 Red Run Boulevard, Owings Mills, Maryland 21117 ("Lyric").

                              W I T N E S S E T H:

     WHEREAS, Seller is the present owner of the Properties (hereinafter defined), including the real property, improvements and personal property constituting each of the health care facilities (individually, the "Facility" or, collectively, the "Facilities"), situated at the addresses described on Exhibit A hereto; and

     WHEREAS, Seller has agreed to grant Buyer options to purchase each of the Properties on the terms and conditions of this Option Agreement in consideration of (i) the execution and delivery of the Facilities Purchase Agreement (the "Facilities Purchase Agreement"), dated as of June __, 1998, among Seller, Buyer and the entities described on Exhibit A to the Facilities Purchase Agreement and
(ii) Buyer's performance of its obligations under the Facilities Purchase Agreement; and

     WHEREAS, contemporaneously with the execution and delivery of the Facilities Purchase Agreement (i) Lyric Health Care Holdings III, Inc. ("Lyric III"), a wholly owned subsidiary of Lyric, executed a Master Lease (the "Master Lease"), dated as of June ___, 1998, between Buyer and Lyric III, for the leasing of the facilities sold to Buyer by the entities described on Exhibit A to the Facilities Purchase Agreement and (ii) each of the entities described on Exhibit A to the Facilities Purchase Agreement (collectively, "Facility Subtenants"), each a wholly owned subsidiary of Lyric III, executed a Facility Sublease ("Facility Sublease"), each dated as of June ___, 1998, between each Facility Subtenant and Buyer, for the subleasing of the facilities sold to Buyer by the Facility Subtenants under the Facilities Purchase Agreement.

     NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, Seller, Buyer and Lyric agree as follows:



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     1.  GRANT OF  OPTION.  Seller  hereby  grants  and  conveys  to  Buyer  the irrevocable and exclusive right and option (the "Option") to purchase any or all of the Properties described on Exhibits B-1 through B-10 hereto from Seller, upon the terms and conditions of this Option Agreement. The defined terms "Properties" or "Property", as used in this Option Agreement, shall mean the premises described on Exhibits B-1 through B-10 hereto, including the Facilities located thereon. The defined term "Seller", as used in this Option Agreement, shall include the subsidiary entities described on Exhibit A hereto.

     2. OPTION PERIOD; OPTION DEPOSITS. The Option may be exercised by Buyer in the manner specified in Section 3 hereof, at any time and from time to time during the option period commencing on the Effective Date, as defined in the Facilities Purchase Agreement (the "Option Date") and will contemporaneously terminate at 12:00 midnight, Eastern Standard Time, on the date that is twenty-four (24) months after the Option Date (the "Initial Term"). Such expiration date of the Option is referred to herein as the "Expiration Date" and the period from the Option Date to the Expiration Date is referred to as the "Option Period".

     Buyer is hereby granted three (3) successive options to renew the Option as to any or all of the Properties for an additional period of one (1) year for each such renewal option (such renewal periods are referred to, collectively, as the "Renewal Terms", and, individually, as the "Renewal Term"), with each Renewal Term under the same terms and conditions otherwise stated herein. Buyer may exercise its right to exercise the aforesaid renewal options by (a) providing written notice in each instance to Seller (in accordance with Section 15 hereof) no less than thirty (30) days prior to the Expiration Date of the Initial Term or any Renewal Term and (b) paying to Seller, for each Renewal Term, a deposit (a "Purchase Option Deposit") with respect to each Property as to which Buyer wishes to extend the Option in an amount equal to one-half of one percent (0.5%) of the Purchase Price (as described for the applicable Property or Properties on Exhibit A hereto).

     If the Option has not been exercised by Buyer prior to the Expiration Date (subject to renewal under this Section 2 or extension under Section 8 hereof), the Option shall automatically expire and be of no further force or effect. The date of each such exercise of the Option by Buyer, in the manner specified in
Section 3 hereof, is referred to in this Option Agreement as an "Exercise Date".

     3. EXERCISE OF THE OPTION. Buyer may exercise the Option at any time and from time to time during the Option Period by giving written notice thereof to Seller in the manner provided in Section 15 hereof, indicating one or more of the Properties that Buyer wishes to acquire from Seller (the Properties so indicated being referred to herein as the "Designated Properties"). From and after any Exercise Date, this Option Agreement shall be deemed for all purposes to be a legally enforceable contract between Buyer and Seller for the sale and purchase of the Designated Properties upon the terms and conditions herein provided. If Buyer fails to exercise the Option in the manner provided in this Option Agreement, in respect


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of some or all of the Properties,  prior to the expiration of the Option Period, the Option shall expire with respect to those Properties as to which Buyer has not exercised this Option (the "Unexercised Properties"), and no party hereto shall thereafter have any rights, liabilities or obligations whatsoever under this Option Agreement with respect to the Unexercised Properties.

     4. SALE AND PURCHASE OF THE PROPERTIES.

          (a) Upon each exercise of the Option by Buyer, Seller shall sell the Designated Properties to Buyer and Buyer shall purchase the Designated Properties from Seller in the manner and upon the terms and conditions set forth in this Option Agreement.

          (b) Buyer's decision to exercise the Option and to purchase some or all of the Properties shall not be deemed a waiver of any breach of representation, warranty or covenant of any of the parties hereto or, upon execution, in the Facilities Purchase Agreement and the parties shall retain all rights and remedies with respect thereto.

     5. PURCHASE PRICE.

          (a) If Buyer exercises the Option and purchases some or all of the Properties pursuant to Section 4 hereof, then in consideration of the sale and conveyance of the Designated Properties from Seller to Buyer, at the Option Closing (as defined in Section 9 hereof), Buyer shall pay to Seller the amounts designated for each of the Properties on Exhibit A hereto (the "Purchase Price").

     If Buyer exercises the Option on a date that is more than six (6) months from the Option Date, the Purchase Price Buyer shall pay to Seller at the Option Closing for each of the Properties shall be the greater of (i) the amounts designated for each of the Properties on Exhibit A hereto or (ii) six and one-half (6.5) or seven (7) (as designated for each of the Properties on Exhibit A hereto) times the Facility's EBITDARM for the trailing twelve (12) month period from the date the Option is exercised by Buyer.

          (b) For purposes of this Section 5, the following definitions shall apply:

               (i) "EBITDARM" means, with respect to a Facility, the sum of (A) Cash Flow from Operations of such Facility for the period, (B) all charges for taxes counted in determining the consolidated net income of such Facility for such period and (C) any management fee used to calculate the Facility's net income for the period.

               (ii) "Cash Flow from Operations" means, for any period, the sum of (A) net income exclusive of extraordinary gains and extraordinary losses, (B) depreciation, (C)


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amortization, (D) other non-cash charges deducted in determining net income, (E)
Interest Expense and (F) Lease Payments.

               (iii) "Interest Expense" means, for any period, interest expense, net of interest income, determined in conformity with GAAP.

               (iv) "Lease Payments" means, for any period, the aggregate payments payable during such period by the Facility under all leases and rental agreements, other than capital leases and health care facility leases.

          (c) The Purchase Price shall be reduced by the amount equal to the applicable Property's Purchase Option Deposits, as defined in Section 6 hereof. The Purchase Price shall be paid in immediately available U.S. funds at the Option Closing.

          (d) The Purchase Price for any Facility acquired by Buyer hereunder shall be subject to adjustment on the date that is twelve (12) months after the Option Closing (the "Purchase Price Adjustment Date") if six and one-half (6.5) or seven (7) (as designated for each of the Properties on Exhibit A hereto) times the Facility's EBITDARM for the trailing twelve (12) month period from the Option Closing to the Purchase Price Adjustment Date (the "Adjusted Purchase Price") is an amount that is more than ten percent (10%) above the actual Purchase Price paid for the Facility at the Option Closing (the "Closing Purchase Price"). Within thirty (30) days after the Purchase Price Adjustment Date, Buyer shall provide Seller with the Facility's certified financial statements for the twelve (12) month period preceding the Purchase Price Adjustment Date and a calculation of the Facility's Adjusted Purchase Price. If the Facility's financial statements indicate that the Adjusted Purchase Price is more than ten percent (10%) above the Closing Purchase Price, then Buyer shall immediately pay to Seller the full amount of the difference between the Closing Purchase Price and the Adjusted Purchase Price (the "Purchase Price Adjustment") by wire transfer to an account designated by Seller. If Buyer is required to pay Seller the Purchase Price Adjustment, then Lyric shall cause the Facility Subtenant to amend the Facility Sublease executed and delivered on the Option Closing Date in accordance with Section 22 hereof to increase the Base Rent by an amount equal to the Purchase Price Adjustment multiplied by the Base Rent Factor, as defined and determined in Section 22 hereof.

     6.  PURCHASE  OPTION  DEPOSITS.  (a) At the Option  Closing,  as defined in
Section 9 hereof, the Purchase Price for each Designated Property shall be reduced by the amount of all Purchase Option Deposits paid by Buyer with respect to such Property. The deduction of the Purchase Option Deposits from the Purchase Price shall apply to the Buyer or to any assignee of Buyer.

          (b) In the event that Buyer or any assignee of Buyer fails to exercise its Option prior to the Expiration Date (subject to any extension pursuant to Section 8 hereof) to


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purchase  any of the  Properties  under  this  Purchase  Option  Agreement,  the applicable Purchase Option Deposits with respect to all Nonexercised Properties shall be non-refundable to Buyer (or any assignee of Buyer) and forfeited by Buyer (or any assignee of Buyer). Notwithstanding this provision, however, in the event that Buyer elects to exercise its Option with respect to any of the Properties hereunder, but (a) Buyer terminates its exercise of the Option because it is determined that, with respect to the Designated Property, Seller has breached any representation, warranty or covenant contained under this Option Agreement or the Facilities Purchase Agreement or failed to comply with or perform any of the covenants, agreements or obligations to be performed by Seller under the terms and provisions of this Option Agreement or the Facilities Purchase Agreement or (b) Buyer terminates its exercise of the Option with respect to any Designated Properties pursuant to Section 8 hereof by reason of any Objectionable Defects, then the Purchase Option Deposits with respect to such Properties shall be fully refundable to Buyer without deduction or offset.

     7. SURVEY AND ENGINEERING. Buyer shall at all times during the Option Period and before the Option Closing have the privilege of going upon any of the Properties with its agents or engineers as needed to inspect, examine, survey and otherwise do what Buyer deems necessary in the engineering and planning for development of any of the Properties. Said privilege shall include the right to make soil tests, borings, percolation tests and tests to obtain other information necessary to determine surface, subsurface and topographic conditions; provided, however, that Buyer shall hold Seller harmless from any damages incurred through the exercise of such privilege. Buyer and Seller agree that in the event of the exercise of the Option, Buyer may obtain a survey of any of the Properties (the "Survey") to be made by a surveyor duly licensed within the states where each of the Properties is located, to determine the true and accurate legal description of any of the Properties. Buyer and Seller hereby further agree that the legal description of each of the Properties to be set forth in the special warranty deeds from Seller referred to in Section 11 hereof shall be based upon and shall conform to the Survey.

     8. EXAMINATION OF TITLE. Buyer shall have until the applicable Option Closing Date (as defined in Section 9 hereof) within which to examine title to any of the Properties, and Buyer, prior to the end of such period, shall advise Seller of any defects or objections affecting the marketability of title with respect to any Designated Property, as represented by Seller in Section 10 hereof, disclosed by such examination (a "Defect"), other than (a) real property ad valorem taxes and unpaid installments of assessments that are not yet due and payable, (b) recorded utility easements which do not impose any monetary obligation on the owner of the Property and which do not materially interfere with the use of or access to the Property, (c) rights of the patients of the Facility, (d) any state of facts an accurate survey would disclose, provided that such facts do not render title unmarketable, (e) financing statements and liens on personalty filed more than seven (7) years prior to the Option Closing Date and not renewed, or filed against personalty no longer located on the Property, (f) zoning regulations and ordinances that are not violated by the existing structures or present use thereof


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and that do not render title  unmarketable,  (g) such other matters as the Title
Company (as defined in the Facilities Purchase Agreement) shall be willing, without special premium, to omit as exceptions to coverage or to except with insurance against collection out of or enforcement against the Property, and (h) non-material encumbrances which have arisen after the Effective Date other than by voluntary encumbrance of Seller (herein referred to collectively, as the "Permitted Exceptions") (Defects other than Permitted Exceptions are herein called "Objectionable Defects"). Seller shall then have a reasonable time, not less than thirty (30) days from the date of notice of such Objectionable Defect from Buyer, to cure such Objectionable Defect and shall in good faith exercise reasonable diligence to cure such Objectionable Defect. If Seller fails or refuses to cure any valid Objectionable Defect prior to the Option Closing Date for any of the Designated Properties or the thirty (30) day cure period, whichever is less, in addition to the other rights and remedies that Buyer may have in law or in equity, Buyer may, at its option: (x) cure any such Objectionable Defect, in which event the Purchase Price for the Designated Property shall be reduced, in addition to any Purchase Option Deposits (if any), by an amount equal to the reasonable costs and expenses incurred by Buyer in connection with Buyer's to cure such Objectionable Defect; (y) accept title to the Designated Property subject to such Objectionable Defect or Objectionable Defects; or (z) any combination of the above. If Buyer elects to cure such Objectionable Defect pursuant to subsection (x) hereof, Buyer at its option, upon giving notice to Seller, may extend the Option Closing Date (and if necessary, the Expiration Date) for the Designated Property for ninety (90) days. If any Defect shall not have been cured within such period, Buyer may exercise its option under either subsection (x) or (y) hereof.

     9. OPTION CLOSING AND OPTION CLOSING DATE; TRANSACTION COSTS AND EXPENSES.

          (a) Subject to extension under Section 8 hereof, the consummation of the sale by Seller and the purchase by Buyer of any of the Designated Properties (the "Option Closing") shall be at such offices and at such specific time and date (the "Option Closing Date") as shall be designated by Buyer in a written notice to Seller not less than five (5) business days prior to the Option Closing Date. At the Option Closing, Seller shall (and shall cause the applicable party to) execute and deliver to Buyer (i) the Joinder Agreement, in the form of Exhibit B hereto, whereby each subsidiary of Seller that transfers the Designated Property to Buyer under this Option Agreement will become a party to the Facilities Purchase Agreement for purposes of the representations, warranties and covenants contained therein, (ii) the applicable Transaction Documents (as defined in the Facilities Purchase Agreement), (iii) a Facility Sublease, in a form substantially similar to that executed and delivered by the Facility Subtenants and (iv) a special warranty deed conveying good, indefeasible and insurable title to each of the applicable Properties to Buyer, free and clear of all liens, special assessments, easements, reservations, restrictions and encumbrances whatsoever, excepting only the Permitted Exceptions.


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          (b) At each Option Closing and as an adjustment to the Purchase Price,
Seller shall pay all costs of the transaction and the expenses related to the ownership and operation of the Designated Properties as described in Article V of the Facilities Purchase Agreement, including, but not limited to, state and county transfer or excise taxes due on the transfer of the applicable Properties and all assessments, recording fees and taxes related to the recording of the corresponding deeds. In addition, Seller shall also pay any and all fees, costs and disbursements of Buyer in acquiring the applicable Properties, including, but not limited to, a commitment fee equal to fifty (50) basis points times the Purchase Price Buyer shall pay to Seller at the Option Closing for each of the Properties, the costs and premiums of Buyer's title policies, the survey costs, UCC search and termination fees, Deferred Maintenance Adjustment (as defined in the Facilities Purchase Agreement) and Buyer's reasonable and documented attorneys' fees, costs and disbursements.

     10. SELLER'S REPRESENTATIONS AND WARRANTIES. To induce Buyer to enter into this Option Agreement and to purchase each of the Properties as hereinafter provided, Seller makes the following representations and warranties as of the date hereof:

          (a) Seller owns good, indefeasible and insurable title to each of the Properties, free and clear of any and all mortgages, liens, encumbrances, charges, claims, restrictions, pledges, security interest or impositions except the Permitted Exceptions and ad valorem taxes for the year of the sale; provided, however, that Seller shall defend, indemnify and hold harmless Buyer or any assignee of Buyer from any and all liabilities, obligations, losses, demands, judgments, actions, suits, causes of action, claims, proceedings, investigations, citations, matters, damages, penalties, sanctions, costs, expenses, and disbursements (including, without limitation, reasonable and documented attorney's fees and expenses), whether or not subject to litigation, arising out of or in connection with, incurred or in any way attributable to any deficiency, if any, between good, indefeasible and insurable title and marketable title.

          (b) That Seller has not received any notice that any of the Properties or any portion or portions thereof is or will be subject to or affected by (i) any special assessments, whether or not presently a lien thereon or (ii) any condemnation or similar proceeding; and

          (c) That there are no material actions, suits or proceedings of any kind or nature whatsoever, legal or equitable, affecting any of the Properties or any portion or portions thereof or relating to or arising out of the ownership of any of the Properties, in court or by any federal, state, county, or municipal department, commission, board or agency or other governmental instrumentality.


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     11. SETTLEMENT REQUIREMENTS.

          (a) Buyer's obligation to accept title to any Designated Property shall be subject to each of the following conditions being in effect at any applicable Option Closing Date:

               (i) there shall not be outstanding any Objectionable Defect with respect to such Property;

               (ii) a waiver of liens shall have been signed and delivered to Seller by all parties performing work for Seller on such Designated Property up to the Option Closing Date or, if no liens exist, a Seller's affidavit that no such liens exist;

               (iii) the satisfaction of all title requirements and conditions set forth under the Title Commitment (as defined in the Facilities Purchase Agreement) and this Option Agreement; and

               (iv) each and every one of the representations, warranties and covenants described in Section 10 hereof and Articles VII and VIII of the Facilities Purchase Agreement being true and correct as of any Option Closing Date.

          (b) At any Option Closing, the Seller shall (or shall cause the applicable party to):

               (i) duly execute and deliver to Buyer the agreements described in
Section 9 hereof;

               (ii) deliver possession of each of the Designated Properties to Buyer (or any lessee of Buyer), free and clear of any indebtedness and security liens relating thereto (other than Permitted Exceptions); and

               (iii) pay all of the costs, fees and expenses associated with the conveyance of each of the Properties to Buyer, in accordance with the terms of
Article V of the Facilities Purchase Agreement and this Option Agreement.

          (c) At any Option Closing, Buyer shall deliver the Purchase Price for each of the Designated Properties due under Section 5 hereof, subject to the adjustment and prorations made pursuant to Sections 6 and 8 hereof, and reduced by the costs and expenses described in Section 9 hereof.

     12. COVENANTS AND AGREEMENTS OF SELLER. Seller hereby further covenants and agrees that from and after the date hereof until any Option Closing Date, Seller shall not grant


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or  otherwise  create or  consent  to or permit the  creation  of any  easement, restriction, lien, assessment or encumbrance affecting any of the Properties or any portion or portions thereof except to the extent that same would constitute Permitted Exceptions hereunder. Seller further covenants and agrees that from and after the date hereof until any Option Closing Date, Seller shall not sell, convey or transfer any of the Properties or any portion or portions thereof.

     13. DEFAULTS. In the event Buyer exercises the Option to purchase any or all of the Properties, but Seller breaches any warranty or representation as contained in this Option Agreement or the Facilities Purchase Agreement or fails to comply with or perform any of the covenants, agreements or obligations to be performed by Seller under the terms and provisions of this Option Agreement or the Facilities Purchase Agreement, Buyer shall be entitled to exercise any and all rights and remedies available to Buyer at law or in equity. If Buyer fails to comply with any of the covenants, agreements or obligations to be performed by Buyer under the terms and provisions of this Option Agreement or the Facilities Purchase Agreement, then Seller shall be entitled to exercise any and all rights and remedies available to Seller at law or in equity.

     14. NOTICES. All communications, notices and disclosures required or permitted by this Option Agreement shall be in writing and shall be deemed to have been given on the date when delivered personally to the other party at the address below, or five (5) days after being deposited in the United States mail, certified or registered mail, postage prepaid, return receipt requested or when delivered by a nationally recognized overnight delivery service with signed receipt, and addressed as follows, unless and until either of such parties notifies the other in accordance with this Section of a change of address:

                  If to Seller           Integrated Health Services, Inc.
                    or Lyric:            10065 Red Run Boulevard
                                         Owings Mills, Maryland  21117
                                         Attention:  Daniel J. Booth
                                         Telephone Number:  410-998-8768
                                         Fax Number:  410-998-8695

                  Copy to:               Blass & Driggs
                                         461 Fifth Avenue
                                         New York, New York 10017
                                         Attention:  Michael S. Blass, Esq.
                                         Telephone Number: 212-447-1100
                                         Fax Number:  212-447-5428


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                  If to Buyer:           Monarch Properties, LP
                                         8889 Pelican Bay Boulevard - Suite 501
                                         Naples, Florida  34108
                                         Attention:  John B. Poole
                                         Telephone Number:  941-566-8820
                                         Fax Number:  941-566-6082

                  Copy to:               LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                                         125 West 55th Street
                                         New York, New York  10019-5389
                                         Attention:  John R. Fallon, Jr., Esq.
                                         Telephone Number:  212-424-8279
                                         Fax Number:  212-425-8500

     15. ASSIGNMENT AND BINDING EFFECT. Buyer's rights, interests and obligations under this Option Agreement may not be sold or assigned by Buyer, in whole or in part, without the written consent of Seller, which consent shall not be unreasonably withheld or delayed; provided, however, Buyer may assign this Option Agreement, in whole or in part, to an affiliate of Buyer without the written consent of Seller. The parties to this Option Agreement mutually agree that this Option Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

     16. EVIDENCE OF TITLE. Seller agrees to deliver to Buyer, or Buyer's counsel, as soon as reasonably possible after each exercise of the Option, copies of all title information in possession of or available to Seller with respect to the Designated Properties specified in such Option exercise, including, but not limited to: title insurance policies, attorney's opinions on title, boundary surveys, covenants, leases, easements and deeds relating thereto.

     17. GENERAL PROVISIONS. No failure of either party to exercise any power given hereunder or to insist upon strict compliance with any obligation specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of either party's right to demand exact compliance with the terms hereof. This Option Agreement and any other written agreement referred to herein by and between the parties hereto, contain the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. Any amendment to this Option Agreement shall not be binding upon any of the parties hereto unless such amendment is in writing and executed by all parties hereto. This Option Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. Seller and Buyer agree that such documents as may be legally necessary or otherwise appropriate to carry out the terms of this Option Agreement shall be executed and delivered by each party at any Option Closing.

     18. SURVIVAL OF PROVISIONS. None of the covenants, warranties or agreements set forth in this Agreement shall survive as to any Designated Property after the Option Closing of such Property.

     19. SEVERABILITY. This Option Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Option Agreement or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Option Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

     20. GOVERNING LAW. This Option Agreement shall be construed, interpreted and enforced as to any Property in accordance with the laws of the particular state where such Property is located, without regard to provisions governing conflicts of law.

     21. MEMORANDA OF PURCHASE OPTION. Buyer and Seller shall execute and deliver to each other Memoranda of Option to Purchase Real Estate for recording purposes immediately upon execution of this Option Agreement. Any party, at Seller's expense, shall have the right to record such Memoranda of Option to Purchase Real Estate for the purposes of giving notice of Buyer's interest in each of the Properties.

     22. AGREEMENTS AND COVENANTS BY LYRIC. Lyric covenants and agrees that at each Option Closing, Lyric shall and shall cause Lyric III and the Facility Subtenants to execute and deliver (a) the Joinder Agreement, in the form of Exhibit B hereto, (b) the applicable Transaction Documents (as defined in the Facilities Purchase Agreement) and (c) a Facility Sublease. The Base Rent (as defined in the Master Lease) to be paid under the Facility Sublease shall be determined based upon the greater of (i) ten percent (10%) of the Purchase Price Buyer shall pay to Seller at the Option Closing or (ii) the Purchase Price multiplied by the yield on the ten-year U.S. Treasury Note in effect on the Option Closing Date plus four hundred and fifty (450) basis points (the "Base Rent Factor"). The initial Term of the Facility Sublease shall be no less than ten (10) years, with the First Renewal Term, the Second Renewal Term and the Third Renewal Term (as each is defined in the Master Lease) for periods of ten
(10) years each.


                             SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, the parties hereto have caused this Purchase Option Agreement to be duly executed and delivered as a sealed instrument as of the day and year first above written.

                                    INTEGRATED HEALTH SERVICES, INC.

                                    By:
                                       -----------------------------------------
                                    Name: Daniel J. Booth
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    (Seal)

                                    MONARCH PROPERTIES, LP

                                    By:      MP Operating, Inc.
                                    Its:     General Partner

                                    By:
                                       -----------------------------------------
                                    Name: John B. Poole
                                         ---------------------------------------
                                    Title: President and Chief Executive Officer
                                          --------------------------------------

                                    (Seal)

                                    LYRIC HEALTH CARE LLC

                                    By:      Integrated Health Services, Inc.
                                    Its:     Member

                                    By:
                                       -----------------------------------------
                                    Name: Daniel J. Booth
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                 ACKNOWLEDGMENTS

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )

     I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Daniel J. Booth, a Senior Vice President of Integrated
Health Services, Inc., a Delaware corporation, is signing the foregoing instrument and who is known to me, acknowledged before me on this date that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily on behalf of said corporation on the day the same bears date.

     Given under my hand and official seal, this ____ day of June, 1998.

(Seal)
                                             -----------------------------------
                                             Notary Public

                                             My commission expires:

                                             -----------------------------------


STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )

     I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that John B. Poole, the President and Chief Executive Officer of MP Operating, Inc., a Delaware corporation, which is the General Partner of Monarch Properties, LP, a Delaware limited partnership, is signing the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he as such officer and with full authority, executed the same voluntarily on behalf of said partnership on the day the same bears date.

     Given under my hand and official seal, this ____ day of June, 1998.

                                             -----------------------------------
                                             Notary Public

                                             My commission expires:
(Seal)
                                             -----------------------------------

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )

     I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Daniel J. Booth, a Senior Vice President of Integrated Health Services, Inc., a Delaware corporation, which is a Member of Lyric Health Care LLC, a Delaware limited liability company, is signing the foregoing instrument and who is known to me, acknowledged before me on this date that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily on behalf of said company on the day the same bears date.

     Given under my hand and official seal, this ____ day of June, 1998.

(Seal)
                                             -----------------------------------
                                             Notary Public

                                             My commission expires:

                                             -----------------------------------

                                                                       EXHIBIT A

                      PURCHASE OPTION AGREEMENT PROPERTIES

FACILITY NAME                     ADDRESS                           BEDS      SUBSIDIARY NAME                     STATE OF
                                                                                                                  INCORPORATION
Integrated Health Services        9820 N. Kendall Dr.               203       Integrated Health Services of       Florida
at Greenbriar                     Miami, Florida 33176                        Green Briar, Inc.
                                  305-271-6311
                                  305-274-5860 (fax)

Henderson SNF #1                  1180 Lake Mead                    140       IHS Acquisition No. 151,            Delaware
                                  Henderson, Nevada 89105                     Inc.
                                  702-565-8555
                                  702-564-6300 (fax)

Henderson SNF #2                  1180 Lake Mead                     124      IHS Acquisition No. 151,            Delaware
                                  Henderson, Nevada 89105                     Inc.
                                  702-565-8555
                                  702-564-6300 (fax)

Heritage Forest Lane              9009 Forest Lane                  120       IHS Acquisition No. 151,            Delaware
                                  Dallas, Texas 75238                         Inc.
                                  214-783-1771
                                  214-783-1774 (fax)

Heritage Manor Canton             901 West College Street           110       IHS Acquisition No. 151,            Delaware
                                  Canton, Texas 75103                         Inc.
                                  903-567-4169
                                  903-567-2752 (fax)

Heritage Oaks                     1112 Gibbons Road                 204       IHS Acquisition No. 151,            Delaware
                                  Arlington, Texas 76011                      Inc.
                                  817-261-6881
                                  817-274-5390 (fax)


FACILITY NAME                IHS              PURCHASE            EBITDARM
                             OWNED/           PRICE               FACTOR
Integrated Health Services   Leased           $23,342,709                 6.5
at Greenbriar



Henderson SNF #1             Leased           $6,198,925                  6.5
                             (Horizon)



Henderson SNF #2             Leased           $5,490,476                  6.5
                             (Horizon)



Heritage Forest Lane         Leased           $4,357,769*                 7.0
                             (Horizon)



Heritage Manor Canton        Leased           $7,644,903*                 7.0
                             (Horizon)



Heritage Oaks                Leased           $13,868,153*               7.0
                             (Horizon)

FACILITY NAME                     ADDRESS                           BEDS      SUBSIDIARY NAME                     STATE OF
                                                                                                                  INCORPORATION

Heritage Place                    825 West Kearney                  149       IHS Acquisition No. 151,            Delaware
                                  Mesquite, Texas 75149                       Inc.
                                  214-288-7668
                                  214-216-7627 (fax)

Heritage Village                  1111 Rockingham Drive             280       IHS Acquisition No. 151,            Delaware
                                  Richardson, Texas 75080                     Inc.
                                  214-231-8833
                                  214-437-5436

Mountain View Place               1600 Murchison Rd.                193       IHS Acquisition No. 151,            Delaware
                                  El Paso, Texas 79902                        Inc.
                                  915-544-2002
                                  915-544-0696 (fax)

Winterhaven Nursing               6534 Steubner - Airline           160       IHS Acquisition No. 151,            Delaware
Home                              Houston, Texas 77091                        Inc.
                                  713-692-5137
                                  713-692-5155 (fax)


FACILITY NAME            IHS              PURCHASE            EBITDARM
                         OWNED/           PRICE               FACTOR
                         LEASED

Heritage Place           Leased           $9,635,179*                 7.0
                         (Horizon)



Heritage Village         Leased           $12,559,668                7.0
                         (Horizon)



Mountain View Place      Leased           $8,708,349                 6.5
                         (Horizon)



Winterhaven Nursing      Leased           $12,925,498*               7.0
Home                     (Horizon)




                         TOTAL:           $104,731,629



* Purchase Price shall include any applicable pre-payment penalties under existing facility leases.

                                                                       EXHIBIT B

                    JOINDER TO FACILITIES PURCHASE AGREEMENT

     THIS JOINDER TO FACILITIES PURCHASE AGREEMENT (this "Joinder") is made as of the ___ day of _________, 1998, among MONARCH PROPERTIES, LP ("Purchaser"), a Delaware limited partnership, INTEGRATED HEALTH SERVICES, INC. ("IHS"), a Delaware corporation, each of the entities described on attached Exhibit A (the "Sellers") and [Insert New Seller] ("New Seller"), a [Insert State] corporation.

                                   BACKGROUND

     A. Sellers, IHS and Purchaser are parties to a Facilities Purchase Agreement, dated as of June __, 1998, as amended from time to time (the "Purchase Agreement"), whereby Sellers sold the Sellers' Assets to Purchaser. The Purchase Agreement and all instruments, documents and agreements executed in connection therewith, or related thereto are referred to in this Joinder, collectively, as the "Existing Transaction Documents". All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

     B. On the date hereof, pursuant to a Purchase Option Agreement, dated as of June ___, 1998, among Purchaser, IHS and Lyric Health Care LLC ("Lyric") (the "Option Agreement"), New Seller has sold the Designated Property (as defined in the Option Agreement) listed on Exhibit A hereto to Purchaser. In accordance with Section 22 of the Option Agreement, New Seller is delivering this Joinder to Purchaser in order for New Seller to assume, adopt and become a Seller under the Purchase Agreement in respect of the Designated Property.

     C. Contemporaneously with the sale of the Designated Property to Purchaser, the equity ownership interest of IHS in New Seller has been transferred by IHS to Lyric Health Care Holdings III, Inc., a wholly owned subsidiary of Lyric, and New Seller has become affiliated with Sellers. In accordance with Section 22 of the Option Agreement, Lyric has requested that New Seller execute and deliver this Joinder to join into the Purchase Agreement, subject to the terms and conditions hereof.

     NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

     1. Joinder.

          (a) As of the date hereof, New Seller joins in, assumes, adopts and become a Seller under the Purchase Agreement. All references to Seller or Sellers contained in the Purchase Agreement and the Existing Transaction Documents are hereby deemed for all purposes to also refer to and include New Seller as a Seller and New Seller hereby agrees to comply with all of the terms and conditions of the Purchase Agreement and the Existing Transaction Documents as if it were an original signatory thereto.

          (b) Without  limiting the generality of the provisions of subparagraph
(a) above, New Seller is thereby liable, on a joint and several basis, along with all other Sellers for all existing and future obligations incurred at any time by any one or more Sellers under the Purchase Agreement and the Existing Transaction Documents, as they are amended hereby or as they may be hereafter amended, modified, supplemented or replaced.

     2. Representations and Warranties. New Seller, Sellers and IHS represent and warrant to Purchaser that:

          (a) As to the Designated Property, all representations and warranties made to Purchaser under Article VII of the Purchase Agreement are true and correct as to the date hereof.

          (b) The execution and delivery by New Seller, each Seller and IHS of this Joinder and the performance by each of the transactions herein contemplated
(i) are and will be within their powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such New Seller, Seller and/or IHS is a party or by which the property of New Seller, any Seller and/or IHS is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or incumbrance of any nature on any of the properties of New Seller, any Seller and/or IHS.

          (c)  This  Joinder  and  any  assignment,   instrument,  document,  or
agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with its respective terms.

          (d) No Event of Default has occurred under the Master Lease or any of the other Existing Transaction Documents.

     3. Effectiveness Conditions. This Joinder shall be effective and New Seller shall be deemed a Seller under the Purchase Agreement and the Existing Transaction

Documents upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Purchaser and Purchaser's counsel):

          (a) Execution and delivery of this Joinder;

          (b) Certified copies of (i) the resolutions of New Seller's board of directors authorizing the execution of this Joinder, and each document required to be delivered under Section 22 of the Option Agreement and (ii) New Seller's articles of incorporation and bylaws;

          (c) Incumbency Certificate for New Seller identifying all authorized officers with specimen signatures; and

          (d) All agreements, instruments and documents requested by Purchaser to effectuate and implement the terms hereof and the Existing Transaction Documents.

     4. Ratification of Existing Transaction Documents. Except as expressly set forth herein, all of the terms and conditions of the Purchase Agreement and the Existing Transaction Documents are hereby ratified and confirmed and continued unchanged and in full force and effect. All references to the Purchase Agreement shall mean the Purchase Agreement, as modified by this Joinder.

     5. Governing Law. This Joinder shall be governed by, construed and enforced in accordance with the laws of the State of New York.

     6. Counterparts. This Joinder may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.


                             SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, the parties have executed this Joinder To Facilities Purchase Agreement as of the day and year first above written.

                                    SELLERS:

                                    [INSERT SELLERS]

                                    By:
                                       -----------------------------------------
                                    Name: Daniel J. Booth
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    IHS:

                                    INTEGRATED HEALTH SERVICES, INC.

                                    By:
                                       -----------------------------------------
                                    Name: Daniel J. Booth
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    NEW SELLER:

                                    [INSERT NEW SELLER]

                                    By:
                                       -----------------------------------------
                                    Name: Daniel J. Booth
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    PURCHASER:

                                    MONARCH PROPERTIES, LP

                                    By:      MP Operating, Inc.
                                    Its:     General Partner

                                    By:
                                       -----------------------------------------
                                    Name: John B. Poole
                                         ---------------------------------------
                                    Title: President and Chief Executive Officer
                                          --------------------------------------